Earnings per Share - Summary of Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	3 Months Ended
	Jan. 31, 2020	Oct. 31, 2019	Jan. 31, 2019
Basic earnings per share
Net income attributable to equity shareholders	$ 1,205	$ 1,185	$ 1,178
Less: Preferred share dividends and premiums	31	32	23
Net income attributable to common shareholders	$ 1,174	$ 1,153	$ 1,155
Weighted-average common shares outstanding (thousands)	445,248	445,357	443,033
Basic earnings per share	$ 2.64	$ 2.59	$ 2.61
Diluted earnings per share
Net income attributable to common shareholders	$ 1,174	$ 1,153	$ 1,155
Weighted-average common shares outstanding (thousands)	445,248	445,357	443,033
Add: Stock options potentially exercisable (1) (thousands)	639	611	784
Add: Restricted shares and equity-settled consideration (thousands)	144	424	484
Weighted-average diluted common shares outstanding (thousands)	446,031	446,392	444,301
Diluted earnings per share	$ 2.63	$ 2.58	$ 2.60